Statement of Additional Information (SAI) Supplement American Century Government Income Trust SAI dated August 1, 2020 (as revised April 1, 2021)
Supplement dated June 5, 2021
The following replaces the entry for Alejandro H. Aguilar in the Accounts Managed table on page 38 of the SAI.

Accounts Managed (As of June 1, 2021)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Peter Van Gelderen	Number of Accounts	10	0	2
	Assets	$15.9 billion[1]	N/A	$488.7 million
1 Includes $961 million in Ginnie Mae, $877.3 million in Government Bond and $272.0 million in Short-Term Government.

The following replaces the entries for Alejandro H. Aguilar in the Ownership of Securities table on page 41 of the SAI.

Aggregate Dollar Range of Securities in Fund
Ginnie Mae
Peter Van Gelderen[1]	A
Government Bond
Peter Van Gelderen[1]	A
Short-Term Government
Peter Van Gelderen[1]	A
1 Information provided as of June 1, 2021.
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

The change below will be effective as of August 1, 2021.
Brian Howell, Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for Inflation-Adjusted Bond, Government Bond and Short-Term Government effective August 1, 2021.

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